Schedule of Investments - Virtus Reaves Utilities ETF

October 31, 2025 (unaudited)

Security Description	Shares	Value

COMMON STOCKS - 99.9%

Utilities - 99.9%
Alliant Energy Corp.	902,427	$60,300,172
Ameren Corp.	426,737	43,535,709
CenterPoint Energy, Inc.	1,979,205	75,684,799
CMS Energy Corp.	495,422	36,438,288
Constellation Energy Corp.	418,684	157,843,868
Entergy Corp.	655,436	62,980,845
IDACORP, Inc.	379,677	48,985,927
NextEra Energy, Inc.	720,022	58,609,791
NiSource, Inc.	1,469,657	61,887,256
NRG Energy, Inc.	288,133	49,518,538
Pinnacle West Capital Corp.	601,062	53,206,008
PPL Corp.	1,482,037	54,123,991
Public Service Enterprise Group, Inc.	681,034	54,864,099
Sempra	571,889	52,579,475
Talen Energy Corp.*	391,105	156,355,957
Vistra Corp.	847,351	159,556,193
Xcel Energy, Inc.	1,046,764	84,965,834

TOTAL INVESTMENTS - 99.9%
(Cost $1,126,968,731)		1,271,436,750
Other Assets in Excess of Liabilities - 0.1%		1,313,796
Net Assets - 100.0%		$1,272,750,546

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2025.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$1,271,436,750	$—	$—	$1,271,436,750
Total	$1,271,436,750	$—	$—	$1,271,436,750